UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2022

Aimfinity Investment Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41361	98-1641561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Rockefeller Plaza, 11th Floor, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(646) 722-2971

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value, one Class 1 redeemable warrant and one-half of one Class 2 redeemable warrant	AIMAU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value	AIMA	The Nasdaq Stock Market LLC
Class 1 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	AIMAW	The Nasdaq Stock Market LLC
Class 2 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	AIMAW	The Nasdaq Stock Market LLC
New Units, consisting of one Class A ordinary share, $0.0001 par value, and one-half of one Class 2 redeemable warrant	AIMBU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 14, 2022, Aimfinity Investment Corp. I (the “Company”) announced that holders of the Company’s units (the “Units”) may elect to separately trade the Class 1 redeemable warrants included in the Units (the “Class 1 Warrants”) commencing on June 16, 2022 (the 52nd day following April 25, 2022, the date of the Company’s prospectus in connection with its initial public offering). Each Unit consists of one Class 1 Warrant, one Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Shares”) and one-half of one Class 2 redeemable warrant (the “Class 2 Warrants”).

The new units resulting from such separation (each such unit consisting of one Class A Ordinary Share and one-half of one Class 2 Warrant, the “New Units”) and the Class 1 Warrants will trade on the Nasdaq Global Market under the symbols “AIMBU” and “AIMAW”, respectively. Any Units not separated will continue to trade under the symbol “AIMAU”. No fractional warrants will be issued upon separation of the Units, and only whole warrants will trade. Holders of Units will need to have their brokers contact the Company’s transfer agent, VStock Transfer, LLC, in order to separate the holders’ Units into Class 1 Warrants and New Units.

A copy of the press release issued by the Company announcing the separate trading of the securities underlying the Units is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

99.1	Press Release, dated June 14, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIMFINITY INVESTMENT CORP. I

	By:	/s/ Jing Cao
	Name:	Jing Cao
	Title:	Chief Executive Officer

Date: June 15, 2022